EMPLOYEE BENEFIT PLANS - Actuarial Assumptions (Details)	Dec. 31, 2019	Dec. 31, 2018
Employee Benefits [Abstract]
Discount rate, accrued benefit obligation	3.00%	3.70%
Rate of compensation increase, accrued benefit obligation	2.30%	2.60%
Discount rate, net periodic pension expense	3.70%	3.20%
Rate of compensation increase, net periodic pension expense	2.30%	2.60%